DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC New Jersey Municipal Money Portfolio for the six-month period ended February 28, 1998. Your Portfolio produced an annualized yield of 3.02% and, after taking into account the effect of compounding, the annualized effective yield was 3.06%.*
The Economy
    U.S. economic data for the past several months shows little negative effect from the Asian financial crisis, although many analysts warn that additional fallout is likely to surface in the months ahead. For now, the economy appears vibrant, with real Gross Domestic Product (GDP) growth registering a hearty 4.3% for the fourth quarter of 1997. Meanwhile, lower interest rates boosted mortgage refinancing activity during the first quarter of 1998, giving consumers extra spending power and elevating the consumer confidence level to a 30-year high. January's retail sales data delivered mixed results, however, with the closely watched same-store sales yardstick showing a gain of 5.9% but total U.S. retail sales registering a smaller-than-expected increase of 0.1%. The Asian impact that has shown up thus far appears limited to multinational firms, especially in high-tech, electronics gear, and aerospace, which are experiencing shortfalls in Asian business. Nonetheless, these companies are also benefiting from less expensive components and parts prices from their Asian affiliates.
    The Asian crisis has continued to dampen U.S. inflation, with weak Asian demand pushing down commodity prices, notably oil and metals. Consumer prices did not rise at all in January, helped out by the biggest plunge in energy prices in seven years. Although low inflation and expectations of slower economic growth ahead have spurred talk that the Federal Reserve Board might ease interest rates, Chairman Alan Greenspan's testimony before the House Banking subcommittee on February 24th strongly implied that monetary policy would remain on hold for the present time. The Chairman noted that current conditions were quite positive, with the lowest unemployment levels in nearly three decades and falling inflation rates, although he did express uncertainty about the exact fallout from Asia. Following the Chairman's remarks, taxable money market rates edged up as the market removed the expectation of a Fed ease that had been dampening rates and flattening the yield curve.
Market Environment/Portfolio
    While the Fed remained quiet over the summer months, market technicals (i.e., supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and early July. This increase in investable cash marketwide placed temporary downward pressure on yields. In the weeks to follow, issuers returned to the market with their summer financings, alleviating the supply and demand imbalance. Although much of that new supply was composed of national and California-exempt issuances, and the supply of New Jersey-exempt issuance was light, some New Jersey notes sold, which represented attractive buying opportunities for your BASIC New Jersey Municipal Money Market Portfolio.
    As year-end approached, we saw a temporary rise in short-term rates as a result of corporate seasonal "window dressing." In addition, dealers priced securities at attractive levels in order to minimize their year-end inventory. The overall decrease in demand for securities that resulted caused yields to rise temporarily. However, assets flowed back into the tax-exempt money funds in early January, thereby putting downward pressure on rates. During this time period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances. By mid-January, the market stabilized and normal trading patterns, for the most part, returned. However, high-quality New Jersey issues continue to be in short supply, which limits the potential for extending your Portfolio's average maturity. We will continue to seek out appropriate buying opportunities in the New Jersey market in the weeks ahead, as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high standards of credit quality which we require, and to provide a significant level of liquidity commensurate with the needs of the Portfolio.
    Included in this report is a series of detailed statements about your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Portfolio and in The Dreyfus Corporation.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 18, 1998
New York, N.Y.
*  Annualized effective yield is based upon dividends declared daily and reinvested montly.
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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                     FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Tax Exempt Investments-100.0%                                                                       Amount          Value
                                                                                                 _____________  _____________
New Jersey-97.8%
Atlantic County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)
    3.05% (LOC; Kredietbank) (a,b)..........................................                    $    4,000,000  $   4,000,000
Burlington County, BAN:
    4.25%, 4/23/98..........................................................                         2,000,000      2,000,975
    4.40%, Series C, 6/12/98................................................                         3,800,000      3,806,710
East Brunswick Township, BAN 4%, 1/7/99.....................................                         3,000,000      3,008,642
Essex County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)
    3% (LOC; Banco Santander) (a,b).........................................                         4,200,000      4,200,000
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
Government)
    3.40% (LOC: Comerica Bank and Fuji Bank) (a,b)..........................                         4,700,000      4,700,000
Jersey City, BAN 4.25%, 1/15/99.............................................                         1,500,000      1,506,098
Monmouth County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)
    2.95% (LOC; Union Bank of Switzerland) (a,b)............................                         5,000,000      5,000,000
Morristown, BAN 4.50%, 5/6/98...............................................                         1,500,000      1,501,303
State of New Jersey, GO Notes 5%, Series E, 7/15/98.........................                         3,055,000      3,067,365
New Jersey Economic Development Authority:
    SWDR (Newark Recycling) 3.95%, 12/15/98 (LOC; Societe Generale) (b).....                         3,000,000      3,000,000
    VRDN:
      Dock Facility Revenue, Refunding (Bayonne/IMTT Project):
        3.40%, Series A (LOC; ABN-Amro Bank) (a,b)..........................                         3,300,000      3,300,000
        3.45%, Series C (LOC; First Chicago Corp.) (a,b)....................                         1,650,000      1,650,000
      EDR, Refunding (Dow Chemical-El Dorado Terminal)
        3.25%, Series 1984A (LOC; Dow Chemical Co.) (a,b)...................                         6,000,000      6,000,000
      Industrial and EDR (Merck and Co.)
        3.60%, Series A and B (a)...........................................                         1,700,000      1,700,000
      Natural Gas Facilities, Revenue (NUI Corp. Project)
        3.50%, Series A (LOC; The Bank of New York and Insured; AMBAC) (a,b)                         5,000,000      5,000,000
      Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)
        3.85% (LOC; First Chicago Corp.) (a,b)..............................                         3,000,000      3,000,000
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Hospital Capital Asset Financing):
      3.20%, Series A (LOC; Chase Manhattan Bank) (a,b).....................                         5,500,000      5,500,000
      3.20%, Series D (LOC; Chase Manhattan Bank) (a,b).....................                         6,000,000      6,000,000
    Refunding (Christian Health) 3.35%, Series 97B (LOC; Valley National Bank) (a,b)                 3,700,000      3,700,000
New Jersey Sports and Exposition Authority, VRDN (State Contract)
    3.20%, Series C (Insured; MBIA and Liquidity; Credit Suisse) (a)........                         9,945,000      9,945,000

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount          Value
                                                                                                 _____________  _____________
New Jersey (continued)
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    2.90%, Series D (Insured; FGIC and SBPA; Societe Generale) (a)..........                    $    5,900,000  $   5,900,000
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
    (Versatile Structure Obligation):
      3.50%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)................                         3,000,000      3,000,000
      3.50%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a)..................                         6,700,000      6,700,000
      3.50%, Series 5 (Liquidity; Bayerische Landesbank) (a)................                         5,300,000      5,300,000
      3.55%, Series 4 (LOC; Landesbank Hessen) (a,b)........................                         6,100,000      6,100,000
Salem County Pollution Control Financing Authority, PCR, Refunding, VRDN
    (Public Service Electric and Gas)
    3.35% (BPA; Swiss Bank Corp. and Insured; MBIA) (a).....................                         6,500,000      6,500,000
Woodbridge Township, BAN:
    4.25%, 7/1/98...........................................................                         5,000,000      5,007,240
    4.25%, 7/31/98..........................................................                         3,000,000      3,004,856

U.S. Related-2.2%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    2.90% (BPA; Credit Suisse and Insured; MBIA) (a)........................                         2,800,000      2,800,000
                                                                                                                _____________


TOTAL INVESTMENTS (cost $125,898,189).......................................                                     $125,898,189
                                                                                                                =============
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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                          Insurance Corporation
BPA           Bond Purchase Agreement                            PCR     Pollution Control Revenue
EDR           Economic Development Revenue                       SBPA    Standby Bond Purchase Agreement
FGIC          Financial Guaranty Insurance Company               SWDR    Solid Waste Disposal Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
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Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             _______                        ________________            _________________
F1+/F1                             VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                  89.4%
AAA/AA (d)                         Aaa/Aa (d)                     AAA/AA (d)                         2.4
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      8.2
                                                                                                  _______
                                                                                                   100.0%
                                                                                                  =======
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Notes to Statement of Investments:
(a)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b)Secured by letters of credit. At February 28, 1998, 50.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and corporations.
(c)Fitch currently provides creditworthiness information for a limited number of investments.
(d)Notes which are not MIG, SP or F rated are represented by bond ratings of the issuers.
(e)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                 FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                 Cost              Value
                                                                                             _____________    ______________
ASSETS:                          Investments in securities-See Statement of Investments       $125,898,189      $125,898,189
                                 Cash.......................................                                         497,465
                                 Interest receivable........................                                         918,020
                                 Prepaid expenses and other assets..........                                           1,705
                                 Due from The Dreyfus Corporation and affiliates7,029
                                                                                                              ______________

                                                                                                                 127,322,408

LIABILITIES:                     Accrued expenses...........................                                          41,597
                                                                                                              ______________

NET ASSETS..................................................................                                    $127,280,811
                                                                                                              ==============

REPRESENTED BY:                  Paid-in capital............................                                    $127,281,163
                                 Accumulated net realized gain (loss) on investments                                    (352)
                                                                                                              ______________
NET ASSETS..................................................................                                    $127,280,811
                                                                                                              ==============

SHARES OUTSTANDING
(1 billion shares of $.001 par value Common Stock authorized)...............                                     127,281,163

NET ASSET VALUE, offering and redemption price per share....................                                           $1.00
                                                                                                                      ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income......................                                            $2,318,393
EXPENSES:                        Management fee-Note 2(a).............                       $333,749
                                 Shareholder servicing costs-Note 2(b)                         42,874
                                 Auditing fees........................                         16,632
                                 Custodian fees.......................                          7,012
                                 Registration fees....................                          5,989
                                 Prospectus and shareholders' reports.                          4,312
                                 Directors' fees and expenses-Note 2(c)                         1,300
                                 Legal fees...........................                            789
                                 Miscellaneous........................                          2,614
                                                                                           __________
                                       Total Expenses.................                         415,271
                                 Less-reduction in management fee due to
                                     undertaking-Note 2(a)............                       (114,749)
                                                                                           __________
                                       Net Expenses...................                                               300,522
                                                                                                                 ___________
INVESTMENT INCOME-NET.................................................                                             2,017,871
NET REALIZEDGAIN (LOSS) ON INVESTMENTS-Note 1(b)......................                                                  (352)
                                                                                                                 ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                            $2,017,519
                                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                  February 28, 1998             Year Ended
                                                                                     (Unaudited)              August 31, 1997
                                                                                 __________________             ______________
OPERATIONS:
    Investment income-net.............................................             $      2,017,871           $      3,798,419
    Net realized gain (loss) on investments...........................                         (352)                     -
                                                                                    _______________               ____________
__
      Net Increase (Decrease) in Net Assets Resulting from Operations.                    2,017,519                  3,798,419
                                                                                    _______________               ____________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                   (2,017,871)                (3,798,419)
                                                                                    _______________               ____________

CAPITALSTOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                   45,585,740                111,644,558
    Dividends reinvested..............................................                    1,956,327                  3,698,562
    Cost of shares redeemed...........................................                  (56,814,288)               (79,037,487)
                                                                                    _______________               ____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                  (9,272,221)                36,305,633
                                                                                    _______________               ____________
          Total Increase (Decrease) in Net Assets.....................                   (9,272,573)                36,305,633

NET ASSETS:
    Beginning of Period...............................................                  136,553,384                100,247,751
                                                                                    _______________               ____________
    End of Period.....................................................                $ 127,280,811              $ 136,553,384
                                                                                    ===============               ============
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SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                    Six Months Ended
                                                                   February 28, 1998        Year Ended August 31,
                                                                                          ________________________
PER SHARE DATA:                                                       (Unaudited)           1997             1996(1)
                                                                     __________           ______            ______
    Net asset value, beginning of period...............                   $1.00            $1.00             $1.00
                                                                         ______           ______            ______
    Investment Operations:
    Investment income-net..............................                    .015             .031              .025
                                                                         ______           ______            ______
    Distributions:
    Dividends from investment income-net...............                   (.015)           (.031)            (.025)
                                                                         ______           ______            ______
    Net asset value, end of period.....................                   $1.00            $1.00             $1.00
                                                                         ======           ======            ======
TOTAL INVESTMENT RETURN................................                    3.05%(2)         3.17%             3.38%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............                     .43%(2)          .36%              .06%(2)
    Ratio of net investment income
      to average net assets............................                    3.02%(2)         3.12%             3.25%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...............                     .19%(2)          .27%              .68%(2)
    Net Assets, end of period (000's Omitted)..........                $127,281         $136,553          $100,248
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(1) From December 1, 1995 (commencement of operations) to August 31, 1996.
(2) Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken from September 1, 1997 through June 30, 1998, to reduce the management fee paid by the Fund to the extent that the Fund's aggregate expenses net of earnings credits, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $114,749 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $36,376 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the fund was charged $5,741 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC NEW JERSEY
MUNICIPAL MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            127SA982
Registration Mark
[Dreyfus logo]
BASIC New Jersey
Municipal Money
Market Portfolio
Semi-Annual
Report
February 28, 1998